WARRANT  NO.  003
                                 HUMATECH, INC.

                            WARRANT FOR THE PURCHASE
                            OF SHARES OF COMMON STOCK

November  16,  2001                                              500,000  Shares

     FOR VALUE RECEIVED, Humatech, Inc., an Illinois corporation (the "Company"), hereby certifies that David Caney or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning five business days after the date hereof, and ending at 5:00 pm, central time, on the first anniversary of the date hereof (the "Exercise Period") Five Hundred Thousand (500,000) fully paid and nonassessable shares of common stock of the Company, par value $.001 per share (the "Common Stock") at the exercise price of One Dollar and Fifty Cents (US$1.50) per share (the "Exercise Price"). This Warrant is the Warrant described in and is being issued pursuant to a the Consulting Agreement (the "Agreement") effective as of November 16, 2001, between the Company and David Caney (the "Consultant"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement.

     For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to Section 6 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

     Section  1.     Exercise  of  Warrant.

     (a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Company, and sending the original by overnight delivery service to the Company together with the Exercise Price. Each day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Notices given under this Warrant shall be delivered or telecopied as follows:

   If  to  the  Holder:                   If  to  the  Company:

       David  Caney                           Humatech,  Inc.
                                              1718  Fry  Road,  Suite  450
                                              Houston,  Texas  77084
                                              Attention:  David  G.  Williams,
                                                          President
                                              Facsimile  No.  (281)  313-1254

or  to  such  other  address  as  the  Holder  may  specify.

     If the Company has not delivered the Warrant Shares to the Holder prior to the expiration of five business days after the Holder send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth business day after the Exercise Date.

                      Late  Payment  For  Each  $100,000
          No.  Business  Days  Late     of  the  Warrant  Exercise  Price
          -------------------------     ---------------------------------

                     1                           $100
                     2                           $200
                     3                           $300
                     4                           $400
                     5                           $500
                     >5                                   $500  +$200  for  each
                                                 business  day  late  beyond  5
                                                 days  from  the  Exercise  Date

     Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder. The Company shall not be liable for any damages resulting from the transfer agent's failure to deliver Warrant Shares to the Holder.

     (b) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     (c) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved Common Stock to issue the Warrant Shares.

     Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant a sufficient number of shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

     Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then current market value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

     Section  4.     Exchange,  Transfer,  Assignment  or  Loss  of  Warrant.

     (a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

     (b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

     (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     Section  5.     Intentionally  left  blank.

     Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 6 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 6.

     Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States unless pursuant to an effective registration statement under the Act, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

     Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 7 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.


     Section 9. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

     Section 10. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 11. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.


     Section 12. Notices. All notices shall be as set forth in this Agreement.

     Section 13. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Texas. The courts of the State of Texas, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Warrant. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.

     Section 14. Modification of Agreement. The Holder and the Company, by supplemental agreement, may make any changes in this Warrant (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision of manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and that shall not adversely affect the interests of the Holder (this provision, for instance, shall permit the Exercise Price to be decreased or the Expiration Date extended).

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of November 16, 2001.

                                   HUMATECH,  INC.
                                   By
                                       _________________________________________
                                       David  G.  Williams,  President  and  CEO

                                   Date  Signed ________________________________

                               NOTICE OF EXERCISE
To:  Humatech,  Inc.:

     The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of Humatech, Inc. (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

     such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ________________,  _______

                                        ________________________________________
                                        (Signature  of  Owner)
                                        ________________________________________
                                        (Street  Address)
                                        ________________________________________
                                        (City) (State or Province) (Postal Code)
                                        ________________________________________
                                        (Country)

Securities  and/or  check  to  be  issued  to:__________________________________

Name:___________________________________________________________________________

Street  Address:________________________________________________________________

City,  State  and  Zip  Code:___________________________________________________

Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:_____________________________________________________________________________

Name:___________________________________________________________________________

Street  Address:________________________________________________________________

City,  State  and  Zip  Code:___________________________________________________

                               FORM OF ASSIGNMENT
     FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


NAME OF ASSIGNEE   ADDRESS OF ASSIGNEE    SOCIAL SECURITY OR    NUMBER OF SHARES
                                          OTHER IDENTIFYING     OF COMMON STOCK
                                             NUMBER OF            ASSIGNED TO
                                             ASSIGNEE              ASSIGNEE


and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ Humatech, Inc. maintained for that purpose, with full power of substitution in the premises.

Date:  ______________,  ____

                                           _____________________________________
                                           (Signature  of  Owner)
                                           _____________________________________
                                           (Street  Address)
                                           _____________________________________
                                           (City)     (State)        (Zip  Code)


1. The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.